Barclays CEO Energy-Power Conference September 4, 2014 Jeffrey M. Platt President & CEO Joseph M. Bennett EVP & Chief IRO Exhibit 99.1

FORWARD-LOOKING STATEMENTS
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this presentation provide other than historical information and are forward looking.
The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties that may cause the Company’s actual performance to be materially different from that stated or implied in the forward-looking statement. Among those risks and uncertainties, many of which are beyond the control of the Company, include, without limitation, fluctuations in worldwide energy demand and oil and gas prices; fleet additions by competitors and industry overcapacity; changes in capital spending by customers in the energy industry for offshore exploration, development and production; changing customer demands for different vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; uncertainty of global financial market conditions and difficulty accessing credit or capital; acts of terrorism and piracy; significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well-developed or consistently enforced, especially in higher political risk countries where we operate; foreign currency fluctuations; labor changes proposed by international conventions;
increased regulatory burdens and oversight; and enforcement of laws related to the environment, labor and foreign corrupt practices. Readers should consider all of these risks factors, as well as other information contained in the Company’s form 10-K’s and 10-Q’s.
Phone:
504.568.1010  |  Fax:
504.566.4580
Web site address: www.tdw.com
Email: connect@tdw.com
Barclays CEO Energy-Power Conference
TIDEWATER
601 Poydras Street, Suite 1500, New Orleans, LA 70130

•
Consistent goal of “Best in Class” safety and compliance culture
•
History of earnings growth and solid returns
•
Continued solid financial position, with considerable ready
liquidity, a reasonable debt level, minor debt maturities
until FY2019 and expected reduced CAPX as major fleet
upgrade winds down
Key Tidewater Takeaways
Barclays CEO Energy-Power Conference 3
•
Largest “NEW” OSV  fleet in the industry, operating in over
50 countries with ~9,000 employees worldwide
•
“Offshore” is and will continue to be relevant. Constructive fundamental backdrop for the OSV industry

0.70
0.60
0.50
0.40
0.30
0.20
0.10
0.00
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
TIDEWATER
DOW CHEMICAL
CHEVRON
EXXONMOBIL

Safety Record Rivals Leading Companies
Barclays CEO Energy-Power Conference
•
Safe Operations is Priority #1
•
Stop Work Obligation
•
Safety performance is 25% of mgt. incentive comp

TOTAL RECORDABLE INCIDENT RATES
Operating safely offshore is
like holding a snake by its head.
It’s a task that can’t be turned
loose not for a microsecond or an
accident will strike without pity.

Working Rigs
450
400
350
300
250
200
150
100
50
0
8/04
8/05
8/06
8/07
8/08
8/09
8/10
8/11
8/12
8/13
8/14

Source: ODS-Petrodata
Note: 42 “Other” rigs, along with the Jackups and Floaters, provide a total working rig count of 720 in August 2014.
420
258
Prior peak (summer 2008)
Jackups
Floaters
Working Offshore Rig Trends
Barclays CEO Energy-Power Conference 5

Source: ODS-Petrodata and Tidewater
July 2008
(Peak)
Jan. 2011
(Trough)
August
2014
Working Rigs
603 538 720
Rigs Under
Construction
186 118 240
OSV Global
Population
2,033 2,599 3,203
OSV’s Under
Construction
736 367 459
OSV/Rig Ratio
3.37 4.83 4.45
Drivers of our Business “Peak to Present”
Barclays CEO Energy-Power Conference 6
Working offshore rig
count is expected to grow
Marketed OSV population
should decrease as
attrition exceeds
newbuild deliveries
OSV/Rig Ratio should
remain well balanced

Number of Vessels Built
(AHTS & PSV)
300
250
200
150
100
50
0
1965
1970
1975
1980
1985
1990
1995
2000
2005
2010

Source: ODS-Petrodata and Tidewater
As of August 2014, there are approximately 459 additional
AHTS and PSV’s (~14% of the global fleet) under construction.
Global fleet is estimated at 3,203 vessels, including ~700 vessels that are 25+ yrs old (25%).
Vessels > 25 years old today
The Worldwide OSV Fleet
(Includes AHTs and PSVs only) Estimated as of August 2014
Barclays CEO Energy-Power Conference 7

Number of Vessels
40
35
30
25
20
15
10
5
0
1970
1975
1980
1985
1990
1995
2000
2005
2010

Year Built
Deepwater vessels
Towing Supply/Supply
Other vessels
244 “New” vessels – 6.9 avg yrs
21 “Traditional” vessels – 26.7 avg yrs
Tidewater’s Active Fleet
As of June 30, 2014
Barclays CEO Energy-Power Conference 8

Source: ODS-Petrodata and Tidewater
Tidewater Competitor #2 Competitor #3 Competitor #4 Competitor # 5 Competitor #1
Avg.
All Others (2,452 total
vessels for
400+ owners)
Vessel Population by Owner
(AHTS and PSVs only) Estimated as of August 2014
Barclays CEO Energy-Power Conference 9

Our Global Footprint – Vessel Count by Region (Excludes stacked vessels – as of 6/30/14) Barclays CEO Energy-Power Conference 10 Americas 69(26%) SS Africa/Europe 128(48%) MENA 44(17%) Asia/Pac 24(9%)

Our Global Footprint – Vessel Class by Region
(Excludes stacked vessels –
as of 6/30/14)
Barclays CEO Energy-Power Conference
New Avg. Traditional
Vessels NBV Vessels
Deepwater 10 $15.2M 1
Towing Supply 31 $12.1M 0
Other 0 0 2
41 3
New Avg. Traditional
Vessels NBV Vessels
Deepwater 37 $28.7M 0
Towing Supply 43 $12.5M 2
Other 41 $1.8M 5
121 7
New Avg. Traditional
Vessels NBV Vessels
Deepwater 9 $24.9M 0
Towing Supply 14 $11.6M 0
Other 1 $6.7M 0
24 0
Americas
SSAE
MENA
Asia/Pac
Vessel count info is as of 6/30/14, and includes leased vessels. Avg NBV excludes the impact of leased vessels which have no NBV.
Average NBV of the total 21 Traditional vessels is $0.97M at 6/30/14.

New Avg. Traditional
Vessels NBV Vessels
Deepwater 32 $19.5M 0
Towing Supply 17 $10.6M 7
Other 9 $3.4M 4
58 11

Vessel Count (2)
Total Cost (2)
Average Cost
per Vessel
Deepwater PSVs 102 $2,906m $28.5m
Deepwater AHTSs 12 $387m $32.3m
Towing Supply/Supply 111 $1,670m $15.0m
Other 53 $227m $4.3m
TOTALS: 278 $5,190m
(1)
$18.7m
.
At 6/30/14, 245 new vessels were in our fleet with ~6.9 year average age
Vessel Commitments
Jan. ’00 – June ‘14
(1) ~$4.5b (87%) funded through 6/30/14
(2) Vessel count and total cost is net of 26 vessel dispositions ($243M of original cost)
(2) Vessel count and total cost is net of 25 vessel dispositions ($227m of original cost)
The Largest Modern OSV Fleet in the Industry
Barclays CEO Energy-Power Conference 12

Count
Deepwater PSVs 26
Deepwater AHTSs -
Towing Supply/Supply 6
Other 1
Total 33
Vessels Under Construction*
As of June 30, 2014
Estimated delivery schedule – 13 in FY ’15, 17 in FY ‘16 and 3 thereafter.
CAPX of $391m in FY ’15, $244m in FY ‘16 and $50m thereafter.
…and More to Come
Barclays CEO Energy-Power Conference 13

The Upgrading of the Tidewater Fleet
(A 10 Year Review)
Barclays CEO Energy-Power Conference
Deepwater PSV
Deepwater PSV
Deepwater AHTS
Deepwater AHTS
Towing Supply
Towing Supply
Fleet information includes active vessels only.
CIP=Construction in Process.
New Fleet is defined as vessels built or acquired since 2000.
Current Future Vintage
DWT Fleet CIP Fleet Fleet
5,000-6,000 16 5 21 0
4,000-4,999 11 15 26 0
3,000-3,999 43 6 49 0
<3,000 6 0 6 1
76 26 102 1
Current Future Vintage
BHP Fleet CIP Fleet Fleet
25,000+ 5 0 5 0
13,500-16,500 7 0 7 0
12 0 12 0
Current Future Vintage
BHP Fleet CIP Fleet Fleet
7,000-10,000 36 6 42 0
3,000-6,999 69 0 69 9
105 6 111 9

New Vintage Total
DWT Fleet Fleet Fleet
5,000-6,000 0 0 0
4,000-4,999 4 0 4
3,000-3,999 12 2 14
<3,000 6 4 10
22 6 28
New Vintage Total
BHP Fleet Fleet Fleet
25,000+ 1 0 1
13,500-16,500 6 3 9
7 3 10
New Vintage Total
BHP Fleet Fleet Fleet
7,000-10,000 5 25 30
3,000-6,999 23 146 169
28 171 199
3/31/05 Snapshot 6/30/14 Snapshot

TIDEWATER
$1,000
$800
$600
$400
$200
$0
Annual CAPX (in $millions)
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

CAPX Expected to Decrease
from Recent High Levels
Barclays CEO Energy-Power Conference
Fiscal Year

Fiscal 2014 is exclusive of Troms acquisition
Amounts in Fiscal 2015-2017 represent known CAPX on only the
33 vessels and 2 ROVs under construction as of 6/30/14.
Additional CAPX could occur, but trendline is expected down.

As of June 30, 2014
Cash & Cash Equivalents $53 million
Total Debt $1,511 million
Shareholders Equity $2,717 million
Net Debt / Net Capitalization 35%
Total Debt / Capitalization 36%
~$650 million of available liquidity as of 6/30/14, including $600 million of unused capacity under the company’s revolving credit facility.
Strong Financial Position Provides
Strategic Optionality
Barclays CEO Energy-Power Conference 16

$800
$600
$400
$200
$0
Debt Maturity (in $millions)
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026

Debt Maturities as of 6/30/14 Limited for Several Years Barclays CEO Energy-Power Conference Fiscal Year 17

Adjusted EPS **
$8.00
$6.00
$4.00
$2.00
$0.00
$1.03
$1.78
$3.33
$5.94
$6.39
$7.89
$5.20
$2.40
$2.13
$3.03
$3.69
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
Fiscal 2009
Fiscal 2010
Fiscal 2011
Fiscal 2012
Fiscal 2013
Fiscal 2014

** EPS in Fiscal 2004 is exclusive of the $.30 per share after tax impairment charge. EPS in Fiscal 2006 is exclusive of the $.74 per share after tax gain from the sale of six KMAR vessels. EPS in Fiscal 2007 is exclusive of $.37 per share of after tax gains from the sale of 14 offshore tugs.  EPS in Fiscal 2010 is exclusive of $.66 per share Venezuelan provision, a  $.70 per share tax benefit related to favorable resolution of tax litigation and a $0.22 per share charge for the proposed settlement with the SEC of the company’s FCPA matter. EPS in Fiscal 2011 is exclusive of total $0.21 per share charges for settlements with
DOJ and Government of Nigeria for FCPA matters, a $0.08 per share charge related to participation in a multi-company U.K.-based pension plan and a $0.06 per share impairment charge related to certain vessels. EPS in Fiscal 2012 is exclusive of $0.43 per share goodwill impairment charge. EPS in Fiscal 2014 is exclusive of $0.87 per share goodwill impairment charge.
Adjusted Return
On Avg. Equity    4.3%       7.2% 12.4% 18.9%     18.3% 19.5%      11.4%      5.0%
4.3%      5.9%      7.0%
Adjusted EPS**
Adjusted EPS**
History of Earnings Growth & Solid
Through-Cycle Return
Barclays CEO Energy-Power Conference 18

Americas
Asia/Pac
MENA
Sub Sah Africa/Eur.
Avg. Dayrate
$26,000
$22,000
$18,000
$14,000
$10,000
$6,000
12/10
6/11
12/11
6/12
12/12
6/13
12/13
6/14
Avg. Utilization
100%
90%
80%
70%
60%
12/10
6/11
12/11
6/12
12/12
6/13
12/13
6/14

Impact of $7.4 million of retroactive revenue recorded in September 2012 quarter is excluded from 9/12 average dayrates and included in the respective March 2012 and June 2012 quarterly average dayrates. Utilization stats exclude stacked vessels.
Active Vessel Dayrates & Utilization by Segment
Barclays CEO Energy-Power Conference 19

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
22 23 24 25 25 25 25 28 29 32 34 38 40 43 44 45 47 49 51 54 55 57 62 66 69 73 75 76 76
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

Q1 Fiscal 2015
Avg Day Rate: $30,802
Utilization: 86.8%
$185 million, or 49%, of Vessel Revenue in Q1 Fiscal 2015
New Vessel Trends by Vessel Type
Deepwater PSVs
Barclays CEO Energy-Power Conference 20
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
240
200
160
120
80
40
-
5 5 5 5 5 5 5 5 6 8 9 9 11 11 11 11 11 11 11 11 11 11 11 11 11 11 12 12 12
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

Q1 Fiscal 2015
Avg Day Rate: $34,116
Utilization: 83.5%
$31 million, or 8%, of Vessel Revenue in Q1 Fiscal 2015
New Vessel Trends by Vessel Type
Deepwater AHTS
Barclays CEO Energy-Power Conference 21
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

$25,000
$20,000
$15,000
$10,000
$5,000
$0
250
200
150
100
50
-
39 40 43 46 47 49 51 54 57 59 61 63 68 78 81 83 85 88 93 99 101 101 102 103 103 103 104 105 105
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Average Fleet Size
Average Day Rate
Utilization-Adjusted Average Day Rate

Q1 Fiscal 2015
Avg Day Rate: $15,519
Utilization: 84.9%
$126 million, or 33%, of Vessel Revenue in Q1 Fiscal 2015
New Vessel Trends by Vessel Type
Towing Supply/Supply Vessels
Barclays CEO Energy-Power Conference 22
Average Day Rate, Adjusted Average Day Rate, and Average Fleet Size

TIDEWATER

TIDEWATER® SUBSEA

TIDEWATER

ANGLER
HD

Recent delivery of six work-class remotely operated vehicles (ROV), and two more on order. Tidewater’s New Subsea Business Barclays CEO Energy-Power Conference 23

•
Continue to improve upon stellar safety and compliance programs
•
Maintain solid balance sheet and financial flexibility to deal with industry uncertainties and seize opportunities when presented
•
Disciplined deployment of cash to expand vessel and ROV
fleet capabilities
•
Return capital to shareholders through dividends and
opportunistic share repurchases
Tidewater’s Future
Barclays CEO Energy-Power Conference 24

Barclays CEO Energy-Power Conference September 4, 2014 Jeffrey M. Platt President & CEO Joseph M. Bennett EVP & Chief IRO

Appendix Barclays CEO Energy-Power Conference 26

Maintain
Maintain
Financial Strength
Financial Strength
EVA-Based Investments
EVA-Based Investments
On Through-cycle Basis
On Through-cycle Basis
Deliver Results
Deliver Results
Financial Strategy Focused on Creating
Long-Term Shareholder Value
Barclays CEO Energy-Power Conference 27

Over a 15-year period, Tidewater has invested ~$5.2 billion in CapEx, and paid out ~$1.3 billion through dividends and share repurchases.  Over the same period, CFFO and proceeds from dispositions were ~$3.9 billion and ~$800 million, respectively.
$ in millions
CFFO
Fiscal Year
Fleet Renewal & Expansion Largely
Funded by CFFO
Barclays CEO Energy-Power Conference 28
$0
$100
$200
$300
$400
$500
$600
$700
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
CAPX Dividend Share Repurchase

$500
$400
$300
$200
$100
$-
Millions
53.0%
46.7%
56.4%
47.7%
50.0%
38.0%
41.0%
36.9%
45.0%
42.0%
44.1%
40.8%
46.3%
45.2%
43.0%
43.1%
$300 million
$150 million
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15
Vessel Revenue ($)
Vessel Operating Margin ($)
Vessel Operating Margin (%)

Note: Vessel operating margin is defined as vessel revenue less vessel operating expenses
Prior peak period (FY2009)
averaged quarterly revenue of
$339M, quarter operating
margin of $175.6M at 51.8%
Total Revenue and Margin
Fiscal 2008-2015
Barclays CEO Energy-Power Conference 29

$200
$175
$150
$125
$100
$75
$50
$25
$0
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
15
New
Traditional

70%
60%
50%
40%
30%
20%
10%
0%
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY14
15
Total
New

Vessel Cash Operating Margin ($) Vessel Cash Operating Margin (%)
$164 million Vessel Margin in Q1
FY2015 (99% from New Vessels)
Q1 FY2015 Vessel Margin: 43%
Cyclical Upturn should Drive Margin Expansion
Barclays CEO Energy-Power Conference 30

Our top 10 customers in Fiscal 2014 (4 Super Majors, 4 NOC’s,
1 IOC’s and 1 independent) accounted for 62% of our revenue
Current Revenue Mix
Quality of Customer Base
Barclays CEO Energy-Power Conference 31
Super Majors
37%
NOC's
22%
Others
41%